                                                                    EXHIBIT 99.6

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-SL1

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                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[540,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               DEUTSCHE BANK, NA
                                    TRUSTEE

                              FEBRUARY [23], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]            MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2005-SL1
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       SCENARIO                         1               2                                3
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                                          SPEED          PRICING  100% pricing    100% pricing            PRICING  100% pricing
                                          RATES                      Forward       Forward+200                        Forward
                                       TRIGGERS                       Fail            Fail                             Fail
                                   CLEANUP CALL                    To Maturity     To Maturity                      To Maturity
                            DEFAULT P&I ADVANCE                    0% Advance      0% Advance                       0% Advance
                               DEFAULT SEVERITY                       100%            100%                             100%
                           DEFAULT RECOVERY LAG           Months    6 months        6 months               Months    6 months
                                DEFAULT BALANCE                  Current Balance Current Balance                  Current Balance
                                CPR = CDR + CRR Capped at prepay                                 Capped at prepay
                                     CPR =  CRR     PSA standard    CPR = CRR       CPR = CRR        PSA standard    CPR = CRR
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                          INITIAL
            RATINGS          BOND          SUB-
CLASS        M/F/D           SIZE ORDINATION(1)
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A         Aaa/AAA/AAA       67.95         38.35 CDR                                              CDR
                                                CummLosses                                       CummLosses

M1      Aa2/AA+/AA(HIGH)     9.45         28.90 CDR                                              CDR
                                                CummLosses                                       CummLosses

M2      Aa3/AA+/AA(HIGH)     2.75         26.15 CDR                                              CDR
                                                CummLosses                                       CummLosses

M3       A2/AA-/AA(LOW)      5.10         21.05 CDR                                              CDR
                                                CummLosses                                       CummLosses

B1       A3/A+/A(HIGH)       2.50         18.55 SDA                    2,432.396       1,919.801 CDR                       10.028
                                                WAL                        9.710          10.320 WAL                        9.340
                                                Principal Window   Aug12 - Aug34   Jan13 - Aug34 CummLosses        128,230,023.27
                                                CummLosses        128,499,590.59  105,936,131.53                         (22.51%)
                                                                        (22.55%)        (18.59%)

B2          Baa1/A/A         2.05         16.50 CDR                                              CDR
                                                CummLosses                                       CummLosses

B3       Baa2/A-/A(LOW)      2.75         13.75 CDR                                              CDR
                                                CummLosses                                       CummLosses

B4    Baa3/BBB+/BBB(HIGH)    2.25         11.50 CDR                                              CDR
                                                CummLosses                                       CummLosses

B5     Ba2/BBB-/BB(HIGH)     4.50          7.00 CDR                                              CDR
                                                CummLosses                                       CummLosses
                                -               CDR                                              CDR
                                                CummLosses                                       CummLosses

OC                           0.70             -                                -               -                                -

                                       SCENARIO        4               5               6
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                                          SPEED  100% pricing     65% pricing     65% pricing
                                          RATES   Forward+200       Forward       Forward+200
                                       TRIGGERS      Fail            Fail            Fail
                                   CLEANUP CALL   To Maturity     To Maturity     To Maturity
                            DEFAULT P&I ADVANCE   0% Advance      0% Advance      0% Advance
                               DEFAULT SEVERITY      100%            100%            100%
                           DEFAULT RECOVERY LAG    6 months        6 months        6 months
                                DEFAULT BALANCE Current Balance Current Balance Current Balance
                                CPR = CDR + CRR
                                     CPR =  CRR    CPR = CRR       CPR = CRR       CPR = CRR
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                          INITIAL
            RATINGS          BOND          SUB-
CLASS        M/F/D           SIZE ORDINATION(1)
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A         Aaa/AAA/AAA       67.95         38.35


M1      Aa2/AA+/AA(HIGH)     9.45         28.90


M2      Aa3/AA+/AA(HIGH)     2.75         26.15


M3       A2/AA-/AA(LOW)      5.10         21.05


B1       A3/A+/A(HIGH)       2.50         18.55          7.958           8.123           6.002
                                                         9.800          13.510          14.260
                                                105,766,958.90  153,355,280.50  120,487,903.88
                                                      (18.56%)        (26.92%)        (21.15%)


B2          Baa1/A/A         2.05         16.50


B3       Baa2/A-/A(LOW)      2.75         13.75


B4    Baa3/BBB+/BBB(HIGH)    2.25         11.50


B5     Ba2/BBB-/BB(HIGH)     4.50          7.00

                                -


OC                           0.70             -                                              -

1 The subordination includes the target over-collateralization level of approximately 7.00%.